American Century Municipal Trust
PROSPECTUS SUPPLEMENT

FLORIDA MUNICIPAL MONEY MARKET FUND * TAX-FREE MONEY MARKET FUND

TAX-FREE BOND FUND

Supplement dated April 2, 2004 * Prospectus dated October 1, 2003
                                 (Investor Class)

Effective April 2, 2004, Florida Municipal Money Market Fund will be closed to all investments. The Board of Trustees has approved management's plan to liquidate the fund on April 23, 2004.

The following replaces the section Minimum Initial Investment Amounts on page 21 of the Investor/Institutional Class prospectus.

    MINIMUM INITIAL INVESTMENT AMOUNTS (INVESTOR CLASS)

    To open an account, the minimum initial investment amounts are $2,500 for
    Tax-Free Money Market, and $5,000 for Tax-Free Bond. The funds are not available for retirement accounts. Florida Municipal Money Market is closed to all investments.

SH-SPL-37886   0404